EXHIBIT 99.1

NEWS RELEASE – For Immediate Dissemination

Body and Mind Strengthens Board with Veteran Cannabis Executive

Alexis Podesta adds a wealth of management and cannabis experience

VANCOUVER, B.C., CANADA (March 8, 2021) – Body and Mind Inc. (CSE: BAMM, OTCQB: BMMJ) (the “Company” or “BaM”), a multi-state operator focused on limited license markets is please to report that Alexis Podesta, who was instrumental in California’s transition from medical to adult use cannabis, has been appointed as a director of the Company.

Alexis Podesta has served in senior roles in both the public and private sector. Known for her talent to skillfully navigate complex policy and political issues, her broad portfolio has included problem-solving on high-profile policies in both government and the corporate world.

Alexis was entrusted by both Governor Gavin Newsom and Governor Edmund G. Brown, Jr. to manage the sprawling California Business, Consumer Services and Housing Agency. As Secretary of the Cabinet-level Agency, she directed its $4.75 billion budget and nearly 6,100 employees. Alexis oversaw twelve departments, boards, a commission, a panel and a council whose job is to license and regulate professionals and businesses in California to protect consumers; regulate businesses engaged in financial transactions; preserve, expand and fund safe and affordable housing opportunities; to provide solutions to address homelessness in California; to investigate and research earthquake related issues to advise on ways to reduce earthquake risk; and to protect the civil rights of all Californians from acts of hate violence and unlawful discrimination in employment, housing and public accommodations.

Additionally, the departments under the agency provided $1.9 billion in funding for affordable housing; made $3.5 billion annually in loans for first-time homebuyers; made $600 million annually in loans for affordable multi-family properties; and provided $650 million in assistance to local jurisdictions to combat homelessness. Additionally, the Department of Fair Employment and Housing filed more than 22,500 civil rights cases.

Prior to being appointed to lead the Agency, Alexis served as the Director of External and International Affairs for Governor Brown. She directed outreach, communication and partnerships with stakeholder groups, and provided key support for the Governor’s special projects. In addition, Alexis was the Governor’s lead representative on international affairs and served as Chief of Protocol.

Before joining the Brown Administration, Alexis worked for Pacific Gas & Electric in Government Affairs. Prior to joining that utility, she spent nearly a decade in Washington, D.C., working first as the Director of Scheduling for U.S. Senator Dianne Feinstein (D-California), and then as the Manager of Government Relations for The Walt Disney Company.

Most recently, Alexis was appointed by Governor Newsom to serve on the State Compensation Insurance Fund Board of Directors. Established in 1914 by the state legislature, the State Fund provides workers’ compensation insurance for approximately 110,000 policyholders and has nearly $21 billion in assets.

“Alexis brings a wealth of board, management and cannabis experience to Body and Mind and we look forward to increasing the depth and experience of our board,” stated Michael Mills, CEO of Body and Mind. “This past quarter was transformative as the Company achieved record revenues. We continue to expand operations and construction is progressing well at the NMG Ohio production facility. I look forward to working with Alexis and our team to continue the growth of Body and Mind as a trusted cannabis brand.”

The Company has granted an aggregate of 1,250,000 stock options (the “Options”) in accordance with the Company’s stock option plan at an exercise price of CDN$ 0.68 per share for a term of five years expiring on March 6, 2026. The Options were granted to current directors and officers of the Company.

The Options are subject to vesting provisions such that 25% of the Options vest six (6) months from the date of grant, 25% of the Options vest twelve (12) months from the date of grant, 25% of the Options vest eighteen (18) months from the date of grant and 25% of the Options vest twenty-four (24) months from the date of grant.

About Body and Mind Inc.

BaM is an operations focused multi-state operator investing in high quality medical and recreational cannabis cultivation, production and retail. Our wholly owned Nevada subsidiary was awarded one of the first medical marijuana cultivation licenses and holds cultivation and production licenses. BaM products include dried flower, edibles, oils and extracts as well as GPEN Gio cartridges. BaM cannabis strains have won numerous awards including the 2019 Las Vegas Weekly Bud Bracket, Las Vegas Hempfest Cup 2016, High Times Top Ten, the NorCal Secret Cup and the Emerald Cup.

BaM continues to expand operations in Nevada, California, Arkansas and Ohio and is dedicated to increasing shareholder value by focusing resources on improving operational efficiencies, facility expansions, state licensing opportunities as well as mergers and acquisitions.

Please visit www.bodyandmind.com for more information.

Instagram: @bodyandmindBaM
Twitter: @bodyandmindBaM

For further information, please contact:

Company Contact:

Michael Mills
President and CEO
Tel: 800-361-6312
ir@bodyandmind.com

Neither the Canadian Securities Exchange nor its Market Regulator (as that term is defined in the policies of the Canadian Securities Exchange) accepts responsibility for the adequacy or accuracy of this release.

Safe Harbor Statement

Except for the statements of historical fact contained herein, the information presented in this news release constitutes “forward-looking statements” as such term is used in applicable United States and Canadian laws. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. Any other statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as “expects” or “does not expect”, “is expected”, “anticipates” or “does not anticipate”, “plans, “estimates” or “intends”, or stating that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved) are not statements of historical fact and should be viewed as “forward-looking statements”. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks and other factors include, among others, the actual results of activities, variations in the underlying assumptions associated with the estimation of activities, the availability of capital to fund programs and the resulting dilution caused by the raising of capital through the sale of shares, accidents, labor disputes and other risks. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release and in any document referred to in this news release.

Certain matters discussed in this news release and oral statements made from time to time by representatives of the Company may constitute forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Many of these factors are beyond the Company’s ability to control or predict. Important factors that may cause actual results to differ materially and that could impact the Company and the statements contained in this news release can be found in the Company’s filings with the Securities and Exchange Commission. The Company assumes no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise. This press release shall not constitute an offer to sell or the solicitation of an offer to buy securities.